Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Investment Fund VII, L.P.; (ii) Apollo Overseas Partners (Delaware 892) VII, L.P.; (iii) AOP VII (EPE Intermediate), L.P.; (iv) Apollo Investment Fund (PB) VII, L.P.; (v) ANRP (EPE Intermediate), L.P.; (vi) ANRP (Corp AIV), L.P.; (vii) EPE Domestic Co-Investors, L.P.; (viii) EPE Overseas Co-Investors (FC), L.P.; (ix) EPE 892 Co-Investors I, L.P.; (x) EPE 892 Co-Investors II, L.P.; (xi) EPE 892 Co-Investors III, L.P.; (xii) Apollo Management VII, L.P.; (xiii) Apollo Commodities Management, L.P., with respect to Series I; (xiv) Apollo Commodities Management GP, LLC; (xv) EPE Acquisition Holdings, LLC; (xvi) AIF VII Management, LLC; (xvii) Apollo Management, L.P.; (xviii) Apollo Management GP, LLC; (xix) Apollo Management Holdings, L.P.; and (xx) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  July 6, 2018

Issuer Name and Ticker or Trading Symbol: EP Energy Corp. [EPE]

APOLLO INVESTMENT FUND VII, L.P.

By:	Apollo Management VII, L.P.,
its manager

	By:	AIF VII Management, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VII, L.P.

By:	Apollo Management VII, L.P.,
its manager

	By:	AIF VII Management, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AOP VII (EPE INTERMEDIATE), L.P.

By:	Apollo Management VII, L.P.,
its manager

	By:	AIF VII Management, LLC,
its manager

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO INVESTMENT FUND (PB) VII, L.P.

By:	Apollo Management VII, L.P.,
its manager

	By:	AIF VII Management, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

ANRP (EPE INTERMEDIATE), L.P.

By:	Apollo Commodities Management, L.P.,
with respect to Series I,
its manager

	By:	Apollo Commodities Management GP, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

ANRP (CORP AIV), L.P.

By:	Apollo Commodities Management, L.P.,
with respect to Series I,
its manager

	By:	Apollo Commodities Management GP, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

EPE DOMESTIC CO-INVESTORS, L.P.

By:	EPE Acquisition Holdings, LLC,
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE OVERSEAS CO-INVESTORS (FC), L.P.

By:	EPE Acquisition Holdings, LLC,
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE 892 CO-INVESTORS I, L.P.

By:	EPE Acquisition Holdings, LLC,
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE 892 CO-INVESTORS II, L.P.

By:	EPE Acquisition Holdings, LLC,
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE 892 CO-INVESTORS III, L.P.

By:	EPE Acquisition Holdings, LLC,
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO COMMODITIES MANAGEMENT, L.P.,
WITH RESPECT TO SERIES I

By:	Apollo Commodities Management GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO COMMODITIES MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

EPE ACQUISITION HOLDINGS, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President